UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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EG ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

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EG Acquisition Corp. Announces

Intention to Transfer Listing from The New York Stock Exchange and

Planned Listing by flyExclusive on NYSE American LLC

Upon Consummation of its Pending Business Combination

New York, NY, December 15, 2023 — EG Acquisition Corp. (the “Company” or “EG”) (NYSE: EGGF), a Special Purpose Acquisition Company (SPAC) sponsored by EnTrust Global and GMF Capital, today announced that, subject to and upon the consummation of its previously announced proposed business combination (the “Business Combination”) with LGM Enterprises, LLC (dba flyExclusive) (“flyExclusive” or “LGM”), a leading provider of premium private jet charter experiences, it intends to transfer the listing of its Class A common stock and public warrants from the New York Stock Exchange (the “NYSE”) to the NYSE American LLC (the “NYSE American”) on or about December 20, 2023, subject to the satisfaction or waiver, as applicable, of all closing conditions in connection with the Business Combination (including the fulfillment of all applicable NYSE American listing requirements) and the authorization from NYSE to list the shares of flyExclusive (the post-combination company) on the NYSE American. The Company’s Class A common stock and public warrants will continue to trade on the NYSE under the symbols “EGGF” and “EGGFW,” respectively, until and subject to the consummation of the Business Combination. Following and subject to the consummation of the Business Combination, flyExclusive’s Class A common stock and public warrants would trade on the NYSE American under the symbols “FLYX” and “FLYXW,” respectively.

Additional Information

EG Acquisition Corp. filed a definitive proxy statement (the “Definitive Proxy Statement’) with the Securities and Exchange Commission (the “SEC”) on November 13, 2023, as supplemented, in connection with EG’s proposed Business Combination with LGM pursuant to the equity purchase agreement, dated as of October 17, 2022, by and among EG, LGM and other parties (the “Equity Purchase Agreement”), and EG mailed the Definitive Proxy Statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. Such stockholders may also obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at http://www.sec.gov. This communication does not contain all the information that should be considered concerning the Business Combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed Business Combination. EG’s stockholders and other interested persons are advised to read the Definitive Proxy Statement in connection with EG’s solicitation of proxies for the special meeting to be held to approve the Business Combination as these materials contain important information about flyExclusive and EG and the proposed Business Combination.

Participants in the Solicitation

EG, EG Sponsor LLC and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of EG’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of EG’s directors and officers in EG’s filings with the SEC, including EG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on April 13, 2023, and the Definitive Proxy Statement. Stockholders can obtain copies of EG’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This Press Release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between flyExclusive and EG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of EG’s securities, (ii) the risk that the transaction may not be completed by EG’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by EG, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the shareholders of EG, the approval of the shares for listing on the NYSE American and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Equity Purchase Agreement, (vi) the effect of the announcement or pendency of the transaction on flyExclusive’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of flyExclusive and potential difficulties in flyExclusive employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against flyExclusive or against EG related to the Equity Purchase Agreement or the transaction, (ix) the ability to maintain the listing of EG’s securities on a national securities exchange, (x) the price of EG’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which EG plans to operate or flyExclusive operates, variations in operating performance across competitors, changes in laws and regulations affecting EG’s or flyExclusive’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the risk of downturns and a changing regulatory landscape in the highly competitive aviation industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of EG’s registration on Form S-1, the Definitive Proxy Statement that was filed as discussed above and other documents filed by EG from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and flyExclusive and EG assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. flyExclusive nor EG gives any assurance that either flyExclusive or EG or the combined company will achieve its expectations.